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                                                                 EXHIBIT 10.7(b)


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the "Amendment") made as of December 19, 1997, by and among AEI Holding Company, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association ("NationsBank"), individually and as Agent ("Agent"), and the Lenders named on Schedule 3 to the Original Agreement ("Lenders"),

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of November 11, 1997 (the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" shall mean this First Amendment to Credit Agreement.

          "Credit Agreement" shall mean the Original Agreement as amended hereby.




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                                   ARTICLE II.

                         Amendment to Original Agreement

         Section 2.1. Net Worth. Section 7.14 of the Original Agreement is hereby amended in its entirety to read as follows:

               "Borrower's Consolidated Net Worth will never be less than the Maximum Net Worth plus the sum of (a) if Borrower's Consolidated Net Worth is a positive number, fifty percent (50%) of Borrower's Net Income, or if Borrower's Net Worth is a negative number, seventy-five percent (75%) of Borrower's Net Income; and (b) one hundred percent (100%) of the proceeds of the issuance by Borrower of any equity. As used in this section, the term "Maximum Net Worth" means the sum of
          (i) negative $63,000,000 plus (ii) the amount of any deferred tax benefit (if a positive number) available to Borrower as a result of the transfer to any Restricted Person of the assets described in
          Schedule 1 to the Borrower Security Agreement."

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when Agent shall have received all of the following, duly executed and delivered and in form, substance and date satisfactory to Agent and a Restricted Person shall have purchased the assets described in Schedule 1 to the Borrower Security Agreement:

               (a) This Amendment and any other documents that Lenders are to execute in connection herewith.

               (b) A Guaranty, Security Agreement, and all applicable financing statements relating thereto executed by Mining Technologies, Inc. in accordance with the requirements of the Credit Agreement.

               (c) A certificate of the President and Secretary of Borrower dated the date of this Amendment (i) certifying that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness, (ii) certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment, (iii) certifying that attached thereto is a true and complete copy of the charter documents of Borrower, with all amendments thereto, certified by the appropriate official of Borrower's state of organization and the bylaws of Borrower, and (iv) certifying satisfaction of the conditions set out in subsections (a), (b), (c), and (d) of Section 4.3 of the Credit Agreement.

               (d) Solvency Certificate of Mining Technologies, Inc.


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               (e) Opinion of Borrower's counsel addressing such matters as
          Agent may reasonably request.

               (f) Such supporting documents as Agent may reasonably request.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

               (a) The representations and warranties contained in Sections 5.1 through 5.17 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

               (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

               (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

               (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

               (e) No Default exists as of the date hereof.




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                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the provisions of Section 10.8 of the Credit Agreement.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.


         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              BORROWER:

                              AEI HOLDING COMPANY, INC.


                              By:  /s/ Don Brown
                                   ---------------------------------------------
                                   Name:  Don Brown
                                   Title: President

                                   Address:        1500 North Big Run Road
                                                   Ashland, Kentucky  41102
                                   Telephone:      (606) 928-3433
                                   Fax:            (606) 928-0450

                              AGENT AND LENDERS:

                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent and Lender


                              By:  /s/ Denise A. Smith
                                   ---------------------------------------------
                                   Denise A. Smith
                                   Senior Vice President

                                   Address:        901 Main Street, Floor 64
                                                   Dallas, Texas  75202
                                   Telephone:      (214) 508-1261
                                   Fax:            (214) 508-1285

                              THE PROVIDENT BANK


                              By:  /s/ Tom B. Scherpenberg
                                   ---------------------------------------------
                                   Tom B. Scherpenberg
                                   Vice President

                                   Address:        One East Fourth Street
                                                   Cincinnati, Ohio  45202
                                   Telephone:      (513) 579-2069
                                   Fax:            (513) 579-2201


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                              CONSENT AND AGREEMENT

         Tennessee Mining, Inc., a Kentucky corporation, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of November 11, 1997 made by it for the benefit of Lenders ("Guaranty"), and (iii) ratifies and confirms any and all security agreements, deeds of trust, mortgages, chattel mortgages, pledges and other security or other documents, agreements or instruments (collectively, the "Security Documents") delivered by it to Agent for the benefit of Lenders in connection with the Credit Agreement or any transaction contemplated therein and agrees that all of its respective obligations and covenants thereunder (to the extent it is a party thereto) shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Guaranty and Security Documents to which it is a party shall remain in full force and effect.

         THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of December 19, 1997.


                                    TENNESSEE MINING, INC.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                              CONSENT AND AGREEMENT

         Addington Mining, Inc., a Kentucky corporation, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of November 11, 1997 made by it for the benefit of Lenders ("Guaranty"), and (iii) ratifies and confirms any and all security agreements, deeds of trust, mortgages, chattel mortgages, pledges and other security or other documents, agreements or instruments (collectively, the "Security Documents") delivered by it to Agent for the benefit of Lenders in connection with the Credit Agreement or any transaction contemplated therein and agrees that all of its respective obligations and covenants thereunder (to the extent it is a party thereto) shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Guaranty and Security Documents to which it is a party shall remain in full force and effect.

         THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of December 19, 1997.


                                   ADDINGTON MINING, INC.


                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

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                              CONSENT AND AGREEMENT

         Ikerd-Bandy Co., Inc., a Kentucky corporation, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of November 11, 1997 made by it for the benefit of Lenders ("Guaranty"), and (iii) ratifies and confirms any and all security agreements, deeds of trust, mortgages, chattel mortgages, pledges and other security or other documents, agreements or instruments (collectively, the "Security Documents") delivered by it to Agent for the benefit of Lenders in connection with the Credit Agreement or any transaction contemplated therein and agrees that all of its respective obligations and covenants thereunder (to the extent it is a party thereto) shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Guaranty and Security Documents to which it is a party shall remain in full force and effect.

         THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of December 19, 1997.


                                            IKERD-BANDY CO., INC.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


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                              CONSENT AND AGREEMENT

         Addington Enterprises, Inc., a Kentucky corporation, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein and (ii) ratifies and confirms the Stock Pledge Agreement dated as of November 11, 1997 made by it for the benefit of Lenders ("Stock Pledge Agreement") and agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Stock Pledge Agreement shall remain in full force and effect.

         THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of December 19, 1997.


                                         ADDINGTON ENTERPRISES, INC.


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:





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                              CONSENT AND AGREEMENT

         Larry Addington hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein and (ii) ratifies and confirms the Stock Pledge Agreement dated as of November 11, 1997 made by him for the benefit of Lenders ("Stock Pledge Agreement") and agrees that all of his respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Stock Pledge Agreement shall remain in full force and effect.

         THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of December 19, 1997.




                                          -----------------------------------
                                          Larry Addington